AFL-CIO HOUSING INVESTMENT TRUST

(the “Trust”)

Supplement dated September 28, 2018

to the Prospectus (“Prospectus”)

and Statement of Additional Information (“SAI”),

each dated April 30, 2018

Chang Suh was unanimously approved by the Board of Trustees of the Trust as the Chief Executive Officer of the Trust, effective close of business on September 28, 2018. Mr. Suh will continue to serve as the Chief Portfolio Manager of the Trust. Stephen F. Coyle resigned as Chief Executive Officer, effective close of business September 28, 2018.

Shareholders should retain this Supplement for future reference